EXHIBIT 99.2




                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the quarterly report of Health Sciences Group, Inc. (the "Company") on Form 10-QSB for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fred E. Tannous, Principal Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                     HEALTH SCIENCES GROUP, INC.

August 19, 2002                  By:    /s/ Fred E. Tannous
                                     -------------------------------------------
                                     Fred E. Tannous
                                     Principal Financial Officer